SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 15, 1995
                                                ---------------------

                       ALABAMA POWER COMPANY
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        (Exact name of registrant as specified in its charter)


      Alabama                     1-3164          63-0004250
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(State or other jurisdiction  (Commission    (IRS Employer
      of incorporation)        File Number)   Identification No.)


 600 North 18th Street, Birmingham, Alabama               35291
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  (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (205) 250-1000
                                                   ------------------

                              N/A
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  (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.


         (c)      Exhibits.

                  23       -       Consent of Arthur Andersen LLP.

                  27       -       Financial Data Schedule.

                  99       -       Audited Financial Statements of Alabama
                                   Power Company as of December 31, 1994.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ALABAMA POWER COMPANY


                                           By /s/  Wayne Boston
                                                  Wayne Boston
                                               Assistant Secretary


Date:    March 1, 1995